1. Operating Context (Details) R$ in Thousands	12 Months Ended
	Dec. 31, 2020 BRL (R$)
Operating Context
Losses with short-term investments	R$ (65,403)	[1]
Derecognition of cash flow hedge - Fuel	(315,286)	[2]
Derecognition of cash flow hedge - Revenues in US$	(290,345)	[3]
Renegotiation of lease agreements - IFRS 16	19,080	[4]
Total	R$ (651,954)

[1]	Even though Management of the Company and its subsidiaries have remained faithful to the Company's investment policy, the abrupt changes in macroeconomic indicators, including cuts to the SELIC rate made by the Federal Government, led the Company to record unusual losses in its short-term investments in sovereign fixed income funds linked to SELIC, as well as in private credit fixed income funds with a high degree of liquidity and high quality of credit.
[2]	Due to the operations downsizing, the Company derecognized operations designated as cash flow hedges, as a drop is expected in the fuel consumption previously estimated. Accordingly, the Company transferred R$315,286 in the fiscal year ended December 31, 2020 from the "equity valuation adjustment" group in shareholders' equity to financial results as "derivative losses".
[3]	Due to the temporary interruption of all international flights, the Company also derecognized hedge accounting transactions used to reduce the volatility of future revenues in foreign currency (hedged object), using lease agreements as hedge instruments. That said, the Company transferred R$418,527 from the "equity valuation adjustment" group in shareholders equity to financial results as "exchange rate change expenses".
[4]	The Company signed renegotiations of its aircraft and operating engine lease agreements, with no purchase option, including postponement and deferral of payments, postponement of due dates and changes to the amounts due, which led to an increase in the rights of use in PP&E and lease liabilities of R$176,041 and R$156,961, respectively, resulting in R$19,080.